FIRST AMENDMENT TO
                         CONNECTICUT NATURAL GAS CORPORATION
                     UNION EMPLOYEE SAVINGS PLAN TRUST AGREEMENT



               This Amendment is made this 25th day of March, 1997 by and between Connecticut Natural Gas Corporation, a corporation organized under the laws of the State of Connecticut, having its principal office in Hartford, Connecticut (the "Company") and

          Putnam Fiduciary Trust Company, a Massachusetts trust company,

          having its principal office in Boston, Massachusetts (the

          "Trustee");



                                W I T N E S S E T H :

               WHEREAS, by Trust Agreement made as of January 1, 1993, the

          Company and the Trustee adopted the Connecticut Natural Gas

          Corporation Union Employee Savings Plan Trust Agreement (the

          "Trust Agreement"); and

               WHEREAS, the parties wish to amend the Trust Agreement in

          the particulars set forth below; and

               WHEREAS, the Company reserved the right to amend the Trust

          Agreement in Section 18 thereof;

               NOW, THEREFORE, the Company and the Trustee hereby agree as follows:

               1.   In accordance with a certain Agreement and Plan of

          Exchange, the outstanding shares of Company stock will be

          exchanged for shares of the common stock of CTG Resources, Inc.

          As of the effective date of such Agreement and Plan of Exchange,





          each share of Company stock will be exchanged for one share of common stock of CTG Resources, Inc.  Effective as of said date,

          any reference to "Company stock" in the Trust Agreement shall be deemed to refer to stock of CTG Resources, Inc.

               2.   Except as hereinabove modified and amended, the Trust

          Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company and Trustee hereby execute this Amendment as of the day and year first above written.

          WITNESS:                      CONNECTICUT NATURAL GAS CORPORATION


          S/ R. L. Babcock                   S/ James P. Bolduc
          __________________________    By_________________________________
                                          Its


          WITNESS:                      PUTNAM FIDUCIARY TRUST COMPANY


          S/ Mary MacDonald                  S/ Genna R. Spear VP
          ___________________________   By________________________________
                                          Its























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